SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT, dated as of October 15, 2014 (this “Agreement”), is entered into among RF MICRO DEVICES, INC., a North Carolina corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of March 19, 2013 (as amended or modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower anticipates that on or before February 22, 2015, the Borrower will be party to certain merger and reorganization transactions pursuant to the terms of that certain Agreement and Plan of Merger and Reorganization, dated as of February 22, 2014 (such agreement, as amended on or prior to the date hereof or as hereinafter permitted, the “Merger Agreement” and such merger and reorganization transactions contemplated by the Merger Agreement, collectively, the “Merger Transaction”) among the Borrower, TriQuint Semiconductor, Inc., a Delaware corporation (“TriQuint”) and Rocky Holding, Inc., a Delaware corporation (“Parent”). As of the date hereof, the Parent is a wholly owned subsidiary of the Borrower. In the Merger Transaction, the Parent will form two wholly owned acquisition subsidiaries (such subsidiaries, “Rocky Merger Sub” and “TriQuint Merger Sub”). Rocky Merger Sub will merge with and into the Borrower, with the Borrower being the surviving corporation of such merger (the “Permitted Rocky Merger”). TriQuint Merger Sub will merge with and into TriQuint, with TriQuint being the surviving corporation of such merger. The Parent will then own 100% of the Equity Interests of each of the Borrower and TriQuint. Following such mergers, the Parent will be owned by the existing stockholders of the Borrower and TriQuint. The Merger Transaction, including (a) the change in ownership of the Borrower from its current public stockholders to a wholly owned subsidiary of the Parent and (b) the changes in the board of directors of the Borrower, in each case as contemplated by the Merger Agreement (the transactions described in clauses (a) and (b) referred to collectively hereinafter as the “Permitted Change of Control”) would, but for this Agreement, otherwise constitute a Change of Control;
WHEREAS, the Borrower has requested that (i) notwithstanding Sections 8.04 and 9.01(k) of the Credit Agreement, the Lenders consent to the Permitted Change of Control and (ii) the Lenders agree to an amendment to the Credit Agreement in connection with the Merger Transaction as set forth herein; and
WHEREAS, the Lenders are willing to provide such consent and agree to such amendment as set forth herein.
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.Reaffirmation of Borrower’s Obligations. The Borrower acknowledges and confirms that the Borrower’s obligation to repay the Obligations under the Loan Documents is unconditional and not subject to any offsets, defenses or counterclaims.
2.    Reaffirmation of Guaranty. Each Guarantor (a) acknowledges and affirms all of its obligations under its Guaranty in Article IV of the Credit Agreement of the Guaranteed Obligations and (b) agrees that this Agreement does not operate to reduce or discharge any of its obligations under such Guaranty.
3.    Reaffirmation of Security Interests. Each Loan Party acknowledges and confirms that (a) each of the security interests and liens granted in favor of the Administrative Agent is valid, enforceable, properly perfected and prior to all others’ rights and interests, except those the Administrative Agent has permitted under the Credit Agreement and the other Loan Documents and (b) this Agreement shall in no manner impair or otherwise adversely affect any of the security interests or liens granted in or pursuant to the Credit Agreement or any related document.
4.    Ratification of Loan Documents. Each Loan Party confirms and acknowledges that by entering into this Agreement, the Lenders do not (other than as specifically provided in Section 5 below) waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their respective rights or remedies under such Loan Documents or applicable law or any of the obligations of any Loan Party thereunder. Each Loan Party acknowledges and consents to the terms set forth in this Agreement. This Agreement is a Loan Document.
5.    Consent. Subject to the other terms and conditions of this Agreement, notwithstanding Section 8.04 and Section 9.01(k) of the Credit Agreement, the Required Lenders hereby consent to the Permitted Change of Control and the Permitted Rocky Merger; provided that, in each case, the Merger Transaction takes place in accordance in all material respects with the terms of the Merger Agreement as delivered to the Administrative Agent and certified as true and complete by a Responsible Officer of the Borrower on the date hereof, with such amendments, modifications or waivers thereto as the parties to the Merger Agreement may agree, so long as such amendments, modifications or waivers do not materially adversely affect the Administrative Agent or any Lender. This consent is limited solely to the specific circumstances described above, and nothing contained in this Agreement shall be deemed to constitute a waiver or modification of Section 8.04 or Section 9.01(k) of the Credit Agreement in the future or any other rights or remedies the Lenders may have under the Credit Agreement or any other Loan Document or under applicable law.
6.    Amendment to Credit Agreement. A new clause (m) is hereby added to Section 9.01 of the Credit Agreement to read as follows:

(m)    Equity Interests of the Borrower. Any Equity Interest of the Borrower, directly or indirectly (including through a pledge of any Equity Interest of the Borrower’s direct or indirect holding company (other than the pledge of Equity Interests issued by Parent)) becomes subject to any Lien.

7.    Effectiveness; Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of copies of this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.
8.    Authority/Enforceability. Each Loan Party represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(b)    This Agreement has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.
(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Agreement.
(d)    The execution and delivery of this Agreement does not (i) contravene the terms of its organizational documents or (ii) violate any law.
9.    Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties set forth in Article VI (except for the acquisition representation in Section 6.05(c) with respect to the Merger Transaction) of the Credit Agreement or in any other Loan Document or which are contained in any document furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (provided that if any such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects on such respective dates) and (b) no event has occurred and is continuing which constitutes a Default.
10.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by facsimile or other secure electronic format (.pdf) shall be effective as an original.

11.    GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
12.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
13.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
14.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	RF MICRO DEVICES, INC.

By: /s/ Suzanne B. Rudy
Name: Suzanne B. Rudy
Title: Vice President, Corporate Treasurer, Compliance
Officer and Assistant Secretary

GUARANTORS:	RFMD, LLC

By: /s/ Suzanne B. Rudy
Name: Suzanne B. Rudy
Title: Manager

RF MICRO DEVICES INTERNATIONAL, INC.

By: /s/ Suzanne B. Rudy
Name: Suzanne B. Rudy
Title: Treasurer and Secretary

PREMIER DEVICES - A SIRENZA COMPANY

By: /s/ Suzanne B. Rudy
Name: Suzanne B. Rudy
Title: Treasurer and Secretary

AMALFI SEMICONDUCTOR, INC.

By: /s/ Suzanne B. Rudy
Name: Suzanne B. Rudy
Title: Secretary and Treasurer

SECOND AMENDMENT
RF MICRO DEVICES, INC.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:/s/ Brenda Schriner
Name: Brenda Schriner
Title: Vice President

SECOND AMENDMENT
RF MICRO DEVICES, INC.

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By:/s/ Thomas M. Paulk
Name: Thomas M. Paulk
Title: Senior Vice President

SILICON VALLEY BANK,
as a Lender

By:/s/ Michael Shuhy
Name: Michael Shuhy
Title: Director

SUNTRUST BANK,
as a Lender

By:/s/ Daniel Laughlin
Name: Daniel Laughlin
Title: Vice President

TD BANK, N.A.,
as a Lender

By:/s/ Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

MUFG UNION BANK, N.A.,
as a Lender

By:/s/ Michael J. McCutchin
Name: Michael J. McCutchin
Title: Director

CITIZENS BANK, N.A.,
as a Lender

By:/s/ Patricia F. Grieve
Name: Patricia F. Grieve
Title: Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:/s/ Kelly Attayek
Name: Kelly Attayek
Title: Banking Officer

SECOND AMENDMENT
RF MICRO DEVICES, INC.